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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                               SEPTEMBER 5, 2000
       -----------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        INHALE THERAPEUTIC SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     023556                 94-3134940
 -------------------------------      ------------         -------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
       incorporation)                 File Number)         Identification No.)



                               150 Industrial Road
                               SAN CARLOS, CA 94070
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                    (Address of principal executive offices)


                                 (650) 631-3100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              ----------------------------------------------------
                   (Former name, if changed since last report)



                                       1.
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ITEM 5.  OTHER EVENTS


         On September 5, 2000, Inhale Therapeutic Systems, Inc. ("Inhale") announced its re-initiation with Eli Lilly and Company ("Lilly") of the development and License Agreement of an inhaled formulation of Forteo-TM-recombinant parathyroid hormone (PTH). Inhale also announced that Lilly has decided to discontinue work on an unspecified inhaleable protein product that was in pre-clinical development with Inhale. A press release relating to these matters is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated September 5, 2000





                                       2.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INHALE THERAPEUTIC SYSTEMS, INC.




Dated:    September 5, 2000          By: /s/ AJIT S. GILL
                                        ----------------------------------------
                                         Ajit S. Gill,
                                         President and Chief Executive Officer




                                       3.